EXHIBIT 10.1


                                                                             UIC
                                                     Uranium International Corp.


April 21, 2009


CONFIDENTIAL


Continental Precious Minerals Inc.
50 Richmond Street East
Suite 101
Toronto, Ontario
M5C 1N7


Attention:   Ed Godin, President


Dear Sirs:

RE:  Purchase of HRU Mineral Exploration Licences


We are interested in purchasing the HRU mineral exploration licences in Sweden held by Continental Precious Minerals Inc. The terms and conditions of the purchase are set out in the attached Schedule A to this letter agreement (the "Agreement").

Yours truly,

URANIUM INTERNATIONAL CORP.


Marek J. Kreczmer
President & CEO


MK:kb

Encl.


10475 Park Meadows Dr., Ste. 600
Lone Tree, Colorado 80124

                                   Schedule A

                           Uranium International Corp.

                  Purchase of HRU Mineral Exploration Licences
                   held by Continental Precious Minerals Inc.

________________________________________________________________________________

PARTIES AND BACKGROUND:  Uranium International Corp.("URNI") is a public company incorporated under the laws of Nevada trading on the OTCBB. As of the date hereof, URNI has 54,370,500 common shares issued and outstanding.

                         Continental Precious Minerals Inc. ("Continental") is a public company listed on the Toronto Stock Exchange. Continental holds a number of mineral exploration licences issued by the appropriate governmental authorities in the Kingdom of Sweden. Thirteen (13) of Continental's licences are listed in Exhibit 1 and are Continental's HRU licences which are the subject of this Agreement (the "HRU Licences"). The HRU Licences are subject to royalty interests in favour of the Kingdom of Sweden and a 5.0% net profits royalty in favour of Geoforum Scandinavia AB.

                         URNI and Continental are together sometimes referred to as the "Parties" and individually as the "Party".

CONTINENTAL
REPRESENTATION:          Continental hereby represents that the technical report
                         originally  dated July 15, 2005 as revised and restated
                         on September 20, 2005,  entitled "Revised  Introductory
                         Technical   Report  on  Eight  Uranium   Properties  in
                         Northern Sweden",  which appears in Continental's SEDAR
                         filings,  is valid and was  prepared by an  independent
                         qualified   person,  as  such  term  is  defined  under
                         National Instrument 43-101. URNI shall be responsible for its own due diligence with respect to the HRU
                         Licences in all respects.

PURCHASE PRICE:          URNI will purchase the HRU Licences for (a) US $15
                         million in cash; (b) 6 million common shares of URNI issued from treasury, which will be subject to a resale restriction for a period of one year from the date of issue, and (c) warrants for the purchase of up to 1 million common shares of URNI at an exercise price of US$1.00 per share exercisable for a period of two years from the date of issue. The purchase price will be paid by URNI to Continental as follows:

                    (a) US$7.5 million will be paid in cash by wire transfer in immediately available funds at the Closing Time (as hereinafter defined);





                    (b) US$7.5 million will be paid in cash in immediately available funds one year following the Closing Date (as hereinafter defined) ( the "Second Cash Instalment"); and

                    (c) Certificates representing 6 million common shares of URNI and warrants for the purchase of up to 1 million common shares noted above shall be issued and delivered at the Closing Time. The warrant certificate shall be in a form acceptable to both Parties, acting reasonably.

PRESS RELEASE:           Each  Party will advise the other,  in advance,  of any
                         public  statement or press release which it proposes to
                         make  or   issue   in   respect   of  the   transaction
                         contemplated  by this  Agreement  and provide the other
                         with an  opportunity  to comment on the content of such
                         public   statement  or  press   release  prior  to  its
                         issuance, provided that no Party will be prevented from making any public statement or issuing any press release which is required to be made by law or any rule of any stock exchange on which such Party's shares are then listed.

CONDITIONS OF CLOSING:   The  obligation of URNI to consummate  the  transaction
                         contemplated  by this Agreement shall be subject to the
                         completion  by it of due  diligence on the HRU Licences
                         satisfactory  to it.  In the  event  that URNI does not
                         give written  notice prior to 4:00 p.m.  (Toronto time)
                         on  August  30,  2009  that  it  is  terminating   this
                         Agreement on the basis that it is not satisfied with its due diligence, the due diligence condition in favour of URNI will be deemed to have been satisfied.

                         Provided that the conditions set forth above have been satisfied, closing shall take place on August 31, 2009 ("Closing Date") at 10:00 a.m. (Toronto time) or such later time on the Closing Date as the Parties may agree in writing at the Toronto offices of Continental's counsel, Fraser Milner Casgrain LLP. At the Closing Time, the portion of the Purchase Price payable at the Closing Time shall be paid to Continental.

TRANSFER OF TITLE:       Continental will transfer  all of its right,  title and
                         interest in the HRU  Licences to URNI  concurrent  with
                         the   receipt  by   Continental   of  the  Second  Cash
                         Instalment.  URNI shall provide to the  Inspectorate of
                         Mines in Sweden with such  information  respecting URNI
                         as may be  requested  by the  Inspectorate  of Mines in
                         Sweden  in  order  to  obtain  the   approval   of  the
                         Inspectorate  of Mines in  Sweden  to the  transfer  of
                         registered title to the HRU Licences to URNI concurrent
                         with the  receipt by  Continental  of the  Second  Cash
                         Instalment.  Between the date of this Agreement and the
                         date of  receipt  by  Continental  of the  Second  Cash
                         Instalment,  URNI will have the right to  conduct  work
                         programs  on  the  HRU  Licences,  provided  that  such
                         programs   are   conducted  in   accordance   with  all
                         applicable laws and in accordance with good mining practices and provided that URNI will pay all costs relating thereto and will indemnify Continental and save it harmless from any loss, liability, cost, damage, injury or expense arising out of URNI's work program. In the event that the Second Cash Instalment is not received by Continental within one year of the date of this Agreement, any and all rights of URNI in the HRU Licences will cease, and Continental will retain the HRU Licences and the portion of the Purchase
                         Price previously received by it.

NO SALE TO THIRD PARTY:  Continental will not,  prior to the  close of  business on August 31, 2009, or such earlier date as this Agreement is terminated by URNI, enter into any agreement for the sale of any of the HRU Licences to any third parties.

                         In consideration of this covenant, URNI will pay to Continental concurrent with the signing of this Agreement by the Parties, the sum of US$25,000, in cash by wire transfer of immediately available funds.

FINDER'S FEE:            It is understood  that  Continental may pay  a finder's
                         fee to a third party in respect of the transaction contemplated by this Agreement.

EXPENSES:                Each  of  the  Parties  will  be  responsible  for  the
                         expenses   (including   fees  and   expenses  of  legal
                         advisers, accountants, experts and other professional advisers) incurred by them, respectively, in connection with the transaction contemplated by this Agreement, whether or not the transaction is completed.

DUE DILIGENCE:           Continental  will  provide URNI upon request and during
                         regular   business   hours  with  full  access  to  its
                         geological data and reports and other documents and materials reasonably necessary to conduct appropriate due diligence investigations in respect of the HRU
                         Licences.

                         In the event that the transaction contemplated by this Agreement is not completed by August 31, 2009, URNI will return all documents and materials provided by Continental together with a copy of any data or analysis prepared by URNI containing or based upon, in whole or in part, any of the information provided by Continental, and Continental will return all documents and materials provided by URNI together with a copy of any data or analysis prepared by Continental containing or based upon, in whole or in part, any of the information provided by URNI.

                         The   Parties    acknowledge   and   agree   that   the
                         confidentiality   agreement   dated  December  3,  2008
                         between the Parties continues in effect, on its terms.

GOVERNING LAW:           This  Agreement is governed by and will be construed in
                         accordance with the laws of the Province of Ontario and
                         the  federal  laws of Canada  applicable  therein.  All
                         questions, differences, claims and disputes arising out
                         of or in connection  with this Agreement or the breach,
                         termination    or   invalidity   of   this    Agreement
                         (collectively,   a  "Dispute")  shall  be  resolved  by
                         arbitration.  The  arbitration  will be  conducted by a
                         single  arbitrator.  Any Party (the  "Complainant") may
                         initiate  arbitration  by giving  written notice in the
                         manner   provided   for   below  to  the   other   (the
                         "Respondent") of the  Complainant's  desire to submit a
                         Dispute  to   arbitration   in  accordance   with  this
                         paragraph  (the   "Complaint").   The  Complaint  shall
                         describe  with  reasonable  particularity  the  subject
                         matter of the Dispute and shall  nominate an arbitrator
                         (the "Proposed  Arbitrator").  The Proposed  Arbitrator
                         shall determine the Dispute unless, within ten calendar
                         days  of  receipt  of  the  Complaint   (the  "Response
                         Period"),  the  Respondent,  by  written  notice to the
                         Complainant, objects to the appointment of the Proposed
                         Arbitrator.   If,  within  the  Response  Period,   the
                         Respondent  objects to the  appointment of the Proposed
                         Arbitrator  and the  Complainant  and the Respondent do
                         not   otherwise   agree  on  the   appointment   of  an
                         arbitrator,  the arbitrator may be appointed by a judge
                         of the  Superior  Court of  Justice  sitting in Toronto
                         upon  application of either Party. The arbitration will
                         take place in Toronto, Ontario and will be conducted in
                         English.   Except  as   otherwise   provided   in  this
                         paragraph,  the  arbitration  will be  governed  by the
                         Arbitration   Act  (Ontario).   Unless  the  arbitrator
                         otherwise  determines,  the fees of the  arbitrator and
                         the costs and expenses of the arbitration will be borne
                         and paid  equally  by the  Parties.  To the  extent not
                         otherwise provided for in this paragraph, the procedure
                         to be followed will be as agreed to by the Parties, or,
                         in  default of such  agreement,  as  determined  by the
                         arbitrator.  The  decision of the  arbitrator  shall be
                         final and  binding as  between  the  Parties  and there
                         shall be no rights  of  appeal  of any kind.  Judgement
                         upon the award,  including any interim award,  rendered
                         by the  arbitrator  may be entered in any court  having
                         jurisdiction.    The   arbitration    shall   be   kept
                         confidential and the existence of the arbitration proceeding and any element of it (including but not limited to any pleadings, briefs or other documents submitted and exchanged and testimony or other oral submissions and any awards made) shall not be disclosed beyond the arbitrator, the parties, their counsel and any person to whom disclosure is necessary to the conduct of the proceeding, except as may be required by law.

TERMINATION:             This  Agreement may be  terminated  in  writing  at any
                         time by URNI prior to 4:00 p.m. (Toronto time) on August 30, 2009 if it is not satisfied with its due diligence.

                         In the event of termination by URNI as provided for in this paragraph, this Agreement will become void and of no effect, without any liability or obligation on the part of the Parties hereto, unless otherwise specified herein.

GENERAL:                 Time will be of the essence hereof.

                         This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter of this Agreement and supersedes all other agreements, whether written or verbal, or understandings between the Parties. There are no warranties, conditions or representations (including any that may be implied by statute) and there are no agreements in connection with such subject matter except as specifically set forth in this Agreement.

                         This Agreement will not be modified or amended, except by an instrument in writing signed by each of the Parties hereto.

                         Any notice required or permitted under this Agreement may be given in case of notice to Continental, to
                         godine@rogers.com       with      a       copy       to
                         jenny.chusteinberg@fmc-law.com and in the case of notice to URNI, to marek@uraniuminternational.com with a copy to bruce@paigelawcorp.com.


IN WITNESS WHEREOF this Agreement has been executed and delivered by the Parties hereto and will be deemed to be dated as of the date of acceptance by Continental below.



                                                URANIUM INTERNATIONAL CORP.



                                                By:
                                                    ____________________________
                                                    Marek Kreczmer
                                                    President & CEO



Accepted and agreed this _______ day of April, 2009.



CONTINENTAL PRECIOUS MINERALS INC.


By:
    ______________________________
    Ed Godin
    President

                                    EXHIBIT 1

________________________________________________________________________________

         Name of Licence            Date of Issue      Date of Expiry
                                                       mm/dd/year
________________________________________________________________________________

         Abborviken                 03-03-2005         03-03-2011
                                                       (original expiry
                                                       date - 03-03-2008)
________________________________________________________________________________

         Bjorkramyran               03-03-2005         03-03-2011
                                                       (original expiry
                                                       date - 03-03-2008)
________________________________________________________________________________

         Guorbavare                 02-25-2005         02-25-2011
                                                       (original expiry
                                                       date - 02-25-2008)
________________________________________________________________________________

         Guorbavare nr 2            10-04-2005         10-04-2011
                                                       (original expiry
                                                       date - 10-04-2008)
________________________________________________________________________________

         Harrikivelio               11-27-2007         11-27-2010
________________________________________________________________________________

         Kvarnan                    02-28-2005         02-28-2011
                                                       (original expiry
                                                       date - 02-28-2008)
________________________________________________________________________________

         Kvarnan nr 2               10-04-2005         10-04-2011
                                                       (original expiry
                                                       date - 10-04-2008)
________________________________________________________________________________

         Kvarnan nr 3               10-04-2005         10-04-2011
                                                       (original expiry
                                                       date - 10-04-2008)
________________________________________________________________________________

         Lill-Juthatten             03-03-2005         03-03-2011
                                                       (original expiry
                                                       date - 03-03-2008)
________________________________________________________________________________

         Nojdfjallet                03-03-2005         03-03-2011
                                                       (original expiry
                                                       date - 03-03-2008)
________________________________________________________________________________

         Purnuvaara nr 2            11-13-2007         11-13-2010
________________________________________________________________________________

         Sagtjarn                   05-09-2005         05-09-2011
                                                       (original expiry
                                                       date - 05-09-2008)
________________________________________________________________________________

         Skuppesavon                02-25-2005         02-25-2011
                                                       (original expiry
                                                       date - 02-25-2008)
________________________________________________________________________________